LITMAN GREOGRY FUNDS TRUST

(the “Trust”)

Supplement dated July 29, 2024 to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

iMGP Oldfield International Value Fund

(the “Fund”)

At the recommendation of iM Global Partner Fund Management, LLC, the Trust’s investment adviser, the Board of Trustees of the Trust has approved the liquidation and termination of the Fund.

Effective on or about August 23, 2024, the Fund will be closed to new investors. The Fund will redeem shares or exchange Fund shares for shares of other iMGP Funds through September 19, 2024 (the “Closing Date”). On or about September 20, 2024 (the “Liquidation Date”), the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on the Liquidation Date. Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Prior to the Closing Date, the Fund will begin liquidating its portfolio. This will result in the Fund no longer pursuing its stated investment objective and increasing its holdings in cash and/or cash equivalents. Any asset reductions and increases in cash and similar instruments could adversely affect the Fund’s short-term performance prior to the Liquidation Date. The Fund will incur transaction costs, such as brokerage commissions, when selling certain portfolio securities as a result of its plan to liquidate and terminate. These transaction costs may adversely affect the Fund’s performance. It is likely that selling certain portfolio securities will result in capital gains to the Fund. These capital gains are likely significant and will be distributed to Fund shareholders prior to the liquidation.

Shareholders of the Fund may redeem shares or exchange Fund shares for shares of other iMGP Funds on or prior to September 19, 2024.

Shareholders can call 800-960-0188 for additional information.

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Investors Should Retain this Supplement for Future Reference